EXHIBIT 99.1

Smith & Wesson Michael Golden President, CEO June 2005

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Agenda 11:30 a.m. Arrive at Smith & Wesson Holding Corp. 11:30 - 12:30 p.m. Lunch & Discussion Enjoy barbecued chicken, hamburgers and assorted salads. Company Presentation / Update - Mike Golden, President & CEO Informal Meet & Greet with Senior Management Team 12:30 - 1:45 p.m. Facility Tour / Engraving Area / Smith & Wesson Museum 1:50 - 2:00 p.m. Travel on bus to Smith & Wesson Shooting Sports Center 2:00 - 3:00 p.m. Arrive at Smith & Wesson Shooting Sports Center Meet in Classroom to sign waivers, check ID's, etc. Dessert & Refreshments will be provided. Folks may shoot, or meet with management. 3:30 p.m. Depart for NYC

The New Smith & Wesson New Leadership Team A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business & New Markets Significant Productivity Enhancement Opportunities Positive Litigation Trends AMEX: SWB Shares Outstanding: 31,507,000 Price: $3.84 (at 6/27/05) Market Cap: $121M _

A New Leadership Team... Mike Golden, President, CEO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel ....with World-Class Experience: ....with World-Class Experience:

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served)

A New Market Approach Smith & Wesson Today: We Sell Handguns in the U.S. Sporting Goods Channel Smith & Wesson Tomorrow: A Global Leader in Safety...Security...Protection...Sport GOAL

Growth Strategy New Market Possibilities Existing Handgun Business Brand Development Innovative New Products Sporting Goods Law Enforcement Military/Federal Government International Less Lethal Long Guns Ammunition Security Systems Training/Ranges Criminal Investigation Homeland Defense Products/Services Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Use "Safety-Security-Protection-Sport" platform to enter new markets while driving CAGR of 10-12% in core business in 2006.

REVOLVER/ PISTOL MARKET: $605MM S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 U.S. DOMESTIC NON-MILITARY MARKET - 2005 S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10%

Innovative New Products Revolvers 500 460 XVR 460 XVR S&W 1911 Family New Law Enforcement and Military Pistol: Late Summer 2005 Pistols Scandium

Military & Police Pistol Series

Handgun Growth Strategy New Sales Leadership Eoin B. Stafford, Director of Sporting Goods Sales Formerly General Manager with H&K, USA Reorganized Sales Force Increase focus on high margin segments Engraving Performance Center Custom Guns New Products: S&W 460, S&W 500, 1911's, etc. New Marketing Programs Event Marketing Consumer Pull Marketing Promotions New Channel Strategy: Sporting Goods

Handgun Growth Strategy New Leadership Ernest Langdon, Director of Federal Law Enforcement & Military Sales Formerly Operations Manager, Law Enforcement Sales with Beretta Tactical training provider to law enforcement and military Multiple national and world titles in competitive shooting sport Lobbying efforts underway Hired major lobbying firm Regular CEO visits to Washington First contract secured April 2005: Pistols for Afghan Army via US Army New M&P pistol to be launched in Summer 2005 New Channel Strategy: Military/Federal Government

Handgun Growth Strategy New Leadership Planned Expanding Sales Force New M&P pistol ready for launch Designed to support police/military needs Previewed by a dozen law enforcement agencies Very positive response Launch Date: Summer 2005 New Channel Strategy: Law Enforcement

Handgun Growth Strategy New Leadership: Amaro Goncalves, Director of International Sales Formerly Director International Sales, Colt Firearms New Products Geared toward law enforcement & military Lobbying underway Shorten/lessen federal export approval requirements Established sales channel and revenue base Expanding international sales presence Upgrading sales agents by country Europe, Latin America, Asia, Middle East New Channel Strategy: International

Outsource License Manufacture New Market Opportunities & Options Less Lethal Long Guns Ammunition Security Systems Training/Ranges Criminal Investigation Homeland Defense Products/Services Other... Shotguns Hunting Rifles Tactical Rifles Options: Decline Opportunity Acquire Safety...Security...Protection...Sport

RIFLES SHOTGUNS 670 361 $642MM $346MM RIFLES SHOTGUNS 2004 U.S. DOMESTIC NON-MILITARY MARKET - RIFLES & SHOTGUNS SOURCE: BATF 2004 Excise Tax Study and Smith & Wesson Management Estimates 65% 35% Long Gun Market: $1B

The Brand: Licensing Opportunities New leadership in licensing: Bobbie Hunnicutt, VP Licensing 2005 Licensing Revenue: $1.8M Hearing and Eye Protection, Body Armor, Knives, Safes, Soft Air Guns, etc. Target: Grow Licensing Revenue 3-5X by 2008 New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories Focus: Use licensing to serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport

The Brand: Re-Inventing a Legacy Inconsistent Message to a Limited Audience "Loud" and Visible Brand With a Consistent Message to a Diverse Audience GOAL

Editorial Blitz: Dominating Trade Press Smith & Wesson has achieved 25 trade magazine covers in the past 8 months; an unprecedented accomplishment Smith & Wesson has consistently had more editorial coverage than its major competitors

Marketing Initiatives Continued New Product Innovation Editorial Blitz: Dominating the Trade Press Contemporary and Consistent Advertising: Print/Television TV Show: Smith & Wesson USA Entertainment Marketing Internet Marketing NASCAR Customer Affinity Programs: Club 1852

Driving Gross Margin Improvement New Leadership: Ken Chandler, VP Operations New Equipment Process Improvement Supply Chain Management Capacity Expansion Lean Manufacturing Strengthening Management Team Productivity Improvements to date (6 months): Dec- May Revolvers Guns Per Day 44% Pistols Guns Per Day 125%

2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal 32 26 20 13 4 Product Liability Cases Pending Against S&W 10 8 5 4 2 Litigation Trends 32 26 20 13 4 10 5 4 2 8 Legislation The Protection of Lawful Commerce in Arms Act under review by House and Senate The Class Action Fairness Act of 2005 signed into law February 2005 Cases

Annual Guidance 2005 Guidance* 2004 Actual Net Product Sales: $124 M (Est.) $117.9 M - +5% Y/Y Firearms Sales: +11% Y/Y Income: $5.1 - $5.9M* $1.4 M* Earnings Per Fully Diluted Share: $0.14- $0.17* $0.04* *Guidance does not take into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123R, Share- Based Payment. That adoption is expected to result in a reduction in net income of between $400,000 and $600,000, or between $.01 and $.02 per diluted share, for fiscal 2005 and between $1.0 million and $1.2 million, or between $.03 and $.04 per diluted share, for fiscal 2004. 2006: Core Business Revenue Growth 10-12% - Improving Gross Margins

Summary: Investment Highlights A Turnaround: New Management Team A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Growth Opportunities in Core Business & New Markets A Robust Pipeline of New Products Positive Litigation Trends Productivity Enhancement Opportunities Underway